UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

ENERTOPIA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#18 1873 Spall Road
 Kelowna, British Columbia, Canada V1Y 4R2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (250) 870-2219

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ENRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Results of annual general meeting

On March 22, 2023, Enertopia Corp. ("Enertopia" or the "Company") held its 2023 annual meeting of stockholders (the "Annual Meeting") at Suite 501, 3292 Production Way, Burnaby, BC, Canada.  At the Annual Meeting, the Company's stockholders voted by proxy on (1) the election of the following individuals to the board of directors: Robert McAllister, Kevin Brown, John Nelson; (2) the ratification of the appointment of Davidson & Company LLP ("Davidson & Company") as the Company's independent registered public accounting firm for the year ending August 31, 2023; (3) approval of the increase in the Company's authorized share capital; (4) advisory vote on executive compensation; and (5) approval of the Company's 2023 stock option plan.

All of the proposals that the Company recommended were approved by the stockholders of the Company who voted with the results set out below:

Proposal	For	Against	Abstain
Director, ROBERT MCALLISTER	25,253,807	0	497,218
Director, KEVIN BROWN	25,262,578	0	488,477
Director, JOHN NELSON	25,235,603	0	515,422
Accounting firm: Davidson & Company LLP	57,594,864	634,328	0
Increase is authorized share capital to 500,000,000 shares of common stock, par value $0.001	24,017,985	1,733,040	0
Advisory vote on compensation	23,755,426	1,994,599	1,000
Approval of Company's 2023 Stock Option Plan	24,277,562	1,473,463	0

Item 7.01 Regulation FD Disclosure

On March 28, 2023, the Company issued a news release announcing a second update to its spring drilling program at West Tonopah lithium project and the results of its annual general meeting held on March 22, 2023, attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated March 28 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert McAllister
President and Director

March 31, 2023